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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                        MARCH 28, 1997 (MARCH 17, 1997)

                              WOLVERINE TUBE, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                          1-12164                        63-0970812
        (State or other                 (Commission File                   (IRS Employer
        jurisdiction of                      Number)                    Identification No.)
        incorporation)
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          1525 PERIMETER PARKWAY, SUITE 210, HUNTSVILLE, ALABAMA 35806
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (205) 353-1310

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                            EXHIBIT INDEX AT PAGE 4

                                        2
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ITEM 5.  OTHER EVENTS.

     On March 17, 1997, Wolverine Tube, Inc. (the "Company") issued a press release announcing that net income for the quarter ending March 29, 1997 is expected to be approximately 15% below net income for the first quarter of 1996. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements -- None

     (b) Pro forma Financial Information -- None

     (c) Exhibits

          99.1 -- Press Release issued March 17, 1997

                                        3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Wolverine Tube, Inc.

                                          By:       /s/ JAMES E. DEASON
                                            ------------------------------------
                                            Name: James E. Deason
                                            Title: Executive Vice President,
                                                 Chief Financial Officer

Date: March 28, 1997

                                        4
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                                 EXHIBIT INDEX

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  EXHIBIT NO.                          DESCRIPTION OF EXHIBITS                     PAGE
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
  99.1          --   Press Release issued March 17, 1997.........................    5
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